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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated May 17, 1996 included in Registration Statement File No. 333-13105.


                                                         /s/ Arthur Andersen LLP


Atlanta, Georgia
February 24, 1997